FORM 4 (continued)

JOINT FILER INFORMATION

Name:

The Lightyear Fund, L.P.
The Lightyear Co-Invest Partnership, L.P.
Lightyear Fund GP, LLC
Marron & Associates, LLC
Donald B. Marron

Address:

375 Park Avenue, 11th Floor
New York, NY  10152

Designated Filer:

Lightyear PBI Holdings, LLC

Issuer and Ticker Symbol:

Private Business, Inc. (PBIZ)

DATE OF EVENT REQUIRING STATEMENT:

December 9, 2005

                            THE LIGHTYEAR FUND, L.P.

                              By: Lightyear Fund GP, LLC,
                               its general partner

                              By: Marron & Associates, LLC,
                                 its managing member

                              By: /s/ Timothy J. Kacani
                                  ---------------------
                              Name: Timothy J. Kacani,
                                 Attorney-in-Fact
                                for Donald B. Marron

                      LIGHTYEAR CO-INVEST PARTNERSHIP, L.P.

                              By: Lightyear Fund GP, LLC,
                               its general partner

                              By: Marron & Associates, LLC,
                                 its managing member

                              By: /s/ Timothy J. Kacani
                                  ------------------------------
                              Name: Timothy J. Kacani,
                              Attorney-in-Fact for Donald B. Marron

                             LIGHTYEAR FUND GP, LLC

                              By: Marron & Associates, LLC,
                                 its managing member

                              By: /s/ Timothy J. Kacani
                                 --------------------------------
                              Name: Timothy J. Kacani,
                              Attorney-in-Fact for Donald B. Marron

                            MARRON & ASSOCIATES, LLC

                              By: /s/ Timothy J. Kacani
                                 --------------------------------
                              Name: Timothy J. Kacani,
                              Attorney-in-Fact for Donald B. Marron

                         DONALD B. MARRON, an individual

                              /s/ Timothy J. Kacani
                              -----------------------------------
                              Timothy J. Kacani, Attorney-in-Fact